SUPPLEMENT DATED JANUARY 24, 2017 TO
                   THE PROSPECTUSES DATED SEPTEMBER 15, 2016

                   GUGGENHEIM DEFINED PORTFOLIOS, SERIES 1343

             Guggenheim Short Duration High Yield Trust, Series 46
                              File No. 333-204686


   Notwithstanding anything to the contrary the above referenced Trust, E D & F Man Capital Markets Inc. may sell Units of a Trust acquired from the Underwriters to other broker-dealers and selling agents at a Public Offering Price less a concession or agency commission not to exceed the underwriter concession allowed to the Underwriters by the Sponsor as described in the "Underwriting Concessions" section of the Prospectus.

                       Please keep for future reference.